United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

June 9, 2015
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

1-6479-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas

New York, New York  10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 9, 2015, Overseas Shipholding Group, Inc. (the “Registrant”) held its Annual Meeting of Stockholders. The Registrant had (i) 310,742,504 shares of its Class A Common Stock outstanding and entitled to vote at the Annual Meeting,  of which 283,928,660 shares were represented at the meeting by holders present in person or by proxy, constituting 91.37% of the shares of Class A Common Stock outstanding and entitled to vote, and (ii) 5,772,097 shares of its Class B Common Stock outstanding and entitled to vote at the Annual Meeting, of which 4,324,746 shares were represented at the meeting by holders present in person or by proxy, constituting 74.93% of the shares of Class B Common Stock outstanding and entitled to vote.  The total number of shares of Class A Common Stock and Class B Common Stock represented at the meeting was 288,253,406, constituting 91.07% of the shares of Common Stock outstanding and entitled to vote, and accordingly a quorum was present. At the Annual Meeting, stockholders: elected nine Directors; ratified the appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the year 2015; approved, in an advisory vote, the compensation of the Named Executive Officers for 2014 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement; ratified and approved the 2014 Overseas Shipholding Group, Inc. Management Incentive Compensation Plan; ratified and approved the 2014 Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan; and approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split as described in the Company’s Proxy Statement.  All of the nominees for Directors were duly elected to serve, subject to the Registrant’s By-laws, as Directors of the Registrant until the next Annual Meeting and until election and qualification of their successors.

The tabulation of the votes cast for each nominee for Director was as follows (there were 36,459,101 broker non-votes):

NUMBER OF SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK
NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE
Douglas D. Wheat	251,483,645	310,660
Timothy J. Bernlohr	251,722,988	71,317
Ian T. Blackley	251,714,258	80,047
Alexander D. Greene	251,718,361	75,944
Samuel H. Norton	251,724,239	70,066
Nikolaus D. Semaca	251,717,755	76,550
Ronald Steger	251,718,355	75,950
Gary Eugene Taylor	251,718,061	76,244
Gregory A. Wright	251,723,995	70,310

The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the year 2014 was ratified by a vote of 288,154,603 shares of Class A Common Stock and Class B Common Stock in favor, 68,542 shares of Class A Common Stock and Class B Common Stock against and 30,261 shares of Class A Common Stock and Class B Common Stock abstained.  There were no broker non-votes of Class A Common Stock and Class B Common Stock.

The resolution to approve, in an advisory vote, the compensation of the Named Executive Officers for 2014 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement was approved by a vote of 251,450,389 shares of Class A Common Stock and Class B Common Stock in favor, 293,494 shares of Class A Common Stock and Class B Common Stock against and 50,422 shares of Class A Common Stock and Class B Common Stock abstained.  There were 36,459,101 broker non-votes of Class A Common Stock and Class B Common Stock.

The resolution to ratify and approve the 2014 Overseas Shipholding Group, Inc. Management Incentive Compensation Plan was approved by a vote of 212,816,702 shares of Class A Common Stock and Class B Common Stock in favor, 38,933,676 shares of Class A Common Stock and Class B Common Stock against and 43,927 shares of Class A Common Stock and Class B Common Stock abstained.  There were 36,459,101 broker non-votes of Class A Common Stock and Class B Common Stock.

The resolution to ratify and approve the 2014 Overseas Shipholding Group, Inc. Non-Employee Director Incentive Compensation Plan was approved by a vote of 251,054,280 shares of Class A Common Stock and Class B Common Stock in favor, 699,182 shares of Class A Common Stock and Class B Common Stock against and 40,843 shares of Class A Common Stock and Class B Common Stock abstained.  There were 36,459,101 broker non-votes of Class A Common Stock and Class B Common Stock.

The resolution to approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split as described in the Company’s Proxy Statement was approved by a vote of (i) 282,279,562 shares of Class A Common Stock in favor, 1,649,098 shares of Class A Common Stock against, no shares of Class A Common Stock abstained and  there were no broker non-votes and (ii) 3,904,834 shares of Class B Common Stock in favor, 326,802 shares of Class B Common Stock against, 93,110 shares of Class B Common Stock abstained and  there were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: June 10, 2015	By:
		Name: Title:	James D. Small III Senior Vice President, General Counsel and Secretary